Exhibit 10.254

EXECUTION VERSION

WEIL:\81001691\3\71620.0110
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of April 26, 2016 (this “Amendment”), is among Lam Research Corporation, a Delaware corporation, as borrower (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement referenced below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of November 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to so amend the Credit Agreement upon terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement is hereby amended as follows upon the Amendment Effective Date (as defined below):

(a)The definition of “Bankruptcy Event” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Bankruptcy Event” means, with respect to any Person, such Person has, or has a direct or indirect parent company that has, (i) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or (ii) become the subject of a Bail-in Action; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
(b)The definition of “Domestic Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America or any political subdivision thereof, other than (i) any Foreign Subsidiary Holdco or (ii) any subsidiary of either a Foreign Subsidiary Holdco or a Foreign Subsidiary.

Exhibit 10.254

(c)Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Subsidiary Holdco” means any Subsidiary substantially all of the assets of which consist of Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(d)The first sentence of Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit denominated in Agreed Currencies as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to

Exhibit 10.254

time during the Availability Period, and the Issuing Bank hereby agrees to issue such Letters of Credit in its sole discretion.”
(e)Section 6.03(a)(iii) of the Credit Agreement is hereby amended and restated to read as follows:
(iii)     (A) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to a Loan Party; (B) any Loan Party may sell, transfer, lease or otherwise dispose of its assets to another Loan Party; (C) any Subsidiary that is not a Loan Party may sell, transfer, lease or otherwise dispose of its assets to any Domestic Subsidiary; and (D) any Foreign Subsidiary may sell, transfer, lease or otherwise dispose of its assets to any other Foreign Subsidiary;
(f)     Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.17 thereto.
SECTION 9.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)     the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.Conditions Precedent. This Amendment shall be effective upon the date that the Administrative Agent has received counterparts of (i) this Amendment, duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) that certain Amendment No. 1 to Term Loan Agreement, duly executed by the Borrower, the Required Lenders (as defined therein) and the Administrative Agent (such date, the “Amendment Effective Date”).

3.Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, that:

Exhibit 10.254

(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.

(a)    Upon the Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.Miscellaneous.

(a)    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of Page Intentionally Left Blank]

Exhibit 10.254

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
LAM RESEARCH CORPORATION, as the Borrower
By /s/ Douglas R. Bettinger
Name: Douglas R. Bettinger
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

JPMORGAN CHASE BANK, N.A.,     individually as a Lender, as a Swingline Lender, as Issuing Bank and as Administrative Agent
By: /s/ Timothy D. Lee
Name: Timothy D Lee
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

BARCLAYS BANK PLC, as a Lender
By: /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

CITIBANK, N.A., as a Lender
By: /s/ Susuan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

BANK OF AMERICA, N.A., as a Lender
By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

BNP PARIBAS, as a Lender
By: /s/ Todd Rodgers
Name: Todd Rodgers
Title: Director
By: /s/ Thuy Bui
Name: Thuy Bui
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

MIZUHO BANK, LTD., as a Lender
By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

WELLS FARGO BANK, N.A., as a Lender
By: /s/ Matthew S. Thoreson
Name: Matthew S. Thoreson
Title: Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

HSBC BANK, USA, as a Lender
By: /s/ Stephanie W Lee
Name: Stephanie W Lee
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Philip K. Liebscher
Name: Philip K Liebscher
Title: Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Exhibit 10.254

SUNTRUST BANK, as a Lender
By: /s/ Min Park
Name: Min Park
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement